UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 14, 2005


                     ICON CASH FLOW PARTNERS, L.P., SERIES E
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               (Exact Name of Registrant as Specified in Charter)


                          Delaware 000-27912 13-3635208
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                       (State of (Commission (IRS Employer
                           Incorporation) File Number)
                              Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     ICON Cash Flow Partners L.P. Series E's (the "Partnership") 99% owned subsidiary, ICON Cash Flow Partners, LLC, owned a beneficial interest in a McDonnell Douglas MD-83 Aircraft msn 49658 that had been on lease to Aerovias de Mexico, S.A. de C.V. On June 14, 2005, ICON Cash Flow Partners, LLC sold its interest in the aircraft to FINOVA Capital Corporation in exchange for the outstanding non-recourse debt balance owed to FINOVA in the amount of $9,831,774.35. The Partnership's general partner had been actively attempting to remarket the aircraft. However, given the depressed market for aircraft, the general partner determined that any remarketing opportunity would not benefit the Partnership given the amount of the outstanding debt and the maintenance upgrades that may have been required to the aircraft. Accordingly, the general partner decided it was in the best interest of the Partnership to sell the aircraft to FINOVA in full satisfaction of the outstanding balance of the debt.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

     Pursuant to Item 9.01(b)(2) and Item 9.01(a)(4), the Partnership will provide the required pro forma financial information relative to the sale not later than seventy-one (71) calendar days after the due date of this current report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ICON CASH FLOW PARTNERS, L.P., SERIES E

                                By: ICON CAPITAL CORP., its General Partner



                                By: /s/ Thomas W. Martin
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Date: June 20, 2005             Thomas W. Martin
                                Executive Vice President